Exhibit G.1.a.i. – Legal Proceedings

On August 1, 2024, a class action complaint was filed in the Circuit Court for Baltimore County on behalf of Daniel Pletner, as plaintiff, against Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) and the members of its board of directors, as defendants, for alleged breaches of fiduciary duties arising from the merger (the “Merger”) of KMF into a wholly-owned subsidiary of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”). The Company defended against that litigation because it was the surviving entity from the Merger. Counsel for the defendants filed a motion to dismiss the claims, and on March 3, 2025 the court granted the motion to dismiss without leave to amend. The deadline for the plaintiff to file a notice of appeal has since passed, and the Company considers this matter closed.